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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                      AMENDMENT TO CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 27, 2004


                            Checkpoint Systems, Inc.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
          ------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)



         1-11257                                        22-1895850
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)



            101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
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                    (Address of principal executive offices)


                                 (856) 848-1800
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              (Registrant's telephone number, including area code)


                                       N/A
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             (Former name or address, if changed since last report)

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     Item 7.     Financial Statements and Exhibits
     ------      ---------------------------------

                 (b)  Exhibits

                      Exhibit 99 - Press release dated July 27, 2004.



     Item 12.    Results of Operations and Financial Condition
     -------     ---------------------------------------------

                 On July 27, 2004, the registrant issued a press release announcing its financial results for the second quarter of 2004. A copy of the press release is furnished as Exhibit 99 to this report.



                            Signature
                            ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2004

Checkpoint Systems, Inc.


/s/ W. Craig Burns
------------------------------
W. Craig Burns
Executive Vice President,
Chief Financial Officer
and Treasurer